SANFORD C. BERNSTEIN FUND, INC.

                         Intermediate Duration Portfolio

                   Prospectus Supplement Dated April 1, 2002
                    to the Prospectus Dated February 1, 2002

         Effective April 1, 2002, the section entitled "Fund Management" on pages 54-55 of the Prospectus is revised by replacing Jeanne F. Goetz with Jeffrey S. Phlegar as the individual who will be responsible, along with Matthew Bloom, for the day-to-day management of the Intermediate Duration Portfolio. Mr. Phlegar is a Senior Vice President at Alliance Capital Management Corporation and has been associated with Alliance Capital Management, L.P., the Portfolio's investment manager for more than five years. Mr. Phlegar has also been responsible for the day-to-day management of the U.S. Government Short Duration and Short Duration Plus Portfolios since February 1, 2001.